UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

Perini Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts 01701
(Address of Principal Executive Offices and Zip Code)

(508) 628-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2004, Perini Corporation issued a press release announcing that a memorandum of understanding had been executed to settle the class action lawsuit filed by holders of Perini Corporation’s $2.125 Depositary Convertible Exchangeable Preferred Shares. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1 Press Release of Perini Corporation dated November 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                PERINI CORPORATION

Dated: December 1, 2004                                                               By: /s/Michael E. Ciskey
                                                                                                                 Michael E. Ciskey
                                                                                                                 Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.      Description

      99.1             Press Release of Perini Corporation dated November 30, 2004.